UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 21, 2004

ADESA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32198	35-1842546
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13085 Hamilton Crossing Boulevard Carmel, Indiana	46032
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800)923-3725

Item 7.  Financial Statements and Exhibits.

The following exhibit is furnished pursuant to Item 12:

Exhibit 99.1:  Press Release of ADESA, Inc. dated July 21, 2004

Item 12.  Results of Operations and Financial Condition

On July 21, 2004, ADESA, Inc. issued a press release announcing results for the quarter ended June 30, 2004 which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference in its entirety.  The information is being furnished pursuant to Item 12.  Results of Operations and Financial Condition.  This information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADESA, INC.

Date: July 21, 2004	By:	/s/	Cameron C. Hitchcock

Cameron C. Hitchcock,
Executive Vice President and
Chief Financial Officer

Exhibit Index

Item Number assigned in Regulation S-K	Exhibit	Description of Exhibits

99	99.1	Press Release of ADESA, Inc. dated July 21, 2004